UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

EVOQUA WATER TECHNOLOGIES CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! EVOQUA WATER TECHNOLOGIES CORP. 2022 Annual Meeting Annual Meeting Date: February 16, 2022 Time: 1:00 p.m. Eastern Time Location: www.virtualshareholdermeeting.com/AQUA2022 Vote by February 15, 2022 11:59 p.m. Eastern Time EVOQUA WATER TECHNOLOGIES CORP. 210 SIXTH AVENUE PITTSBURGH, PA 15222 D63500-P64724 You invested in EVOQUA WATER TECHNOLOGIES CORP. and it’s time to vote! Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on February 16, 2022. You have the right to vote on proposals being presented at the 2022 Annual Meeting. Get informed before you vote View the Notice, Proxy Statement and 2021 Annual Report to Stockholders online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to February 2, 2022. If you would like to request a paper or email copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. You will not otherwise receive a paper or email copy. If sending an email, please include your control number (indicated below) in the subject line. Requests, instructions, and other inquiries sent to this email address will NOT be forwarded to your investment advisor. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Electronically During the Meeting* Point your camera here and February 16, 2022 1:00 p.m. Eastern Time vote without entering a control number Electronically at: www.virtualshareholdermeeting.com/AQUA2022 Vote By Mail or Phone: You can vote by mail or phone by requesting a paper copy of the materials, which will include a proxy card. The proxy card will also provide instructions to vote the shares via phone. *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the internet or by mail. You may view the proxy materials online at www.ProxyVote.com or easily request a paper or email copy (see reverse). We encourage you to access and review all of the important information contained in the proxy materials before voting. Voting Items Board Recommends 1. Election of three Class I director nominees for three-year terms. Nominees: 01) Nick Bhambri For All 02) Sherrese Clarke Soares 03) Lynn C. Swann 2. Approval, on an advisory basis, of the compensation of our named executive officers. For 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal For year ending September 30, 2022. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D63501-P64724